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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 1996

                          BOWMAR INSTRUMENT CORPORATION
             (Exact name of registrant as specified in its charter)

    Indiana                       1-4817                      35-0905052
- ---------------                 ------------             -------------------
(State or Other                 (Commission               (I.R.S. Employer
Jurisdiction of                 File Number)             identification No.)
 Incorporation)

5080 North 40th Street, Phoenix, Arizona                    85018
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (602 957-0271)
                                                    ----------------
(Former name or former address, if change since last report)
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ITEM 5.           OTHER EVENTS

Exhibit 5 (a) - Press release dated April 25, 1996 attached hereto.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                         BOWMAR INSTRUMENT CORPORATION

                                         By: /s/ Joseph G. Warren, Jr.
                                            -------------------------------
                                                  Joseph G. Warren, Jr.
                                                  Vice President Finance

DATED:  April 30, 1996